                                                                    EXHIBIT 10.1

                                JOINDER AGREEMENT

     JOINDER AGREEMENT dated as of March 15, 2001, by the undersigned, (the "Additional Subsidiary Guarantor"), in favor of The Chase Manhattan Bank, as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

     Lamar Media Corp. (formerly Lamar Advertising Company), a Delaware corporation (the "Borrower"), and certain of its subsidiaries (collectively, the "Existing Subsidiary Guarantors" and, together with the Borrower, the "Securing Parties") are parties to a Credit Agreement dated August 13, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement", providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the lenders therein (collectively, together with any entity that becomes a "Lender" party to the Credit Agreement after the date hereof as provided therein, the "Lenders" and, together with Administrative Agent and any successors or assigns of any of the foregoing, the "Secured Parties") to the Borrower in an aggregate principal or face amount not exceeding $1,000,000,000 (which, in the circumstances contemplated by Section 2.01(d) thereof, may be increased to $1,400,000,000). In addition, the Borrower may from time to time be obligated to one or more of the Lenders under the Credit Agreement in respect of Hedging Agreements under and as defined in the Credit Agreement (collectively, the "Hedging Agreements").

     In connection with the Credit Agreement, the Borrower, the Existing Subsidiary Guarantors and the Administrative Agent are parties to the Pledge Agreement dated September 15, 1999 (the "Pledge Agreement") pursuant to which the Securing Parties have, inter alia, granted a security interest in the Collateral (as defined in the Pledge Agreement) as collateral security for the Secured Obligations (as so defined). Terms defined in the Pledge Agreement are used herein as defined therein.

     To induce the Secured Parties to enter into the Credit Agreement, and to extend credit thereunder and to extend credit to the Borrower under Hedging Agreements, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Additional Subsidiary Guarantor has agreed to become a party to the Credit Agreement and the Pledge Agreement as a "Subsidiary Guarantor" thereunder, and to pledge and grant a security interest in the Collateral (as defined in the Pledge Agreement).

     Accordingly, the parties hereto agree as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Joinder to Agreements. Effective upon the execution and delivery hereof, the Additional Subsidiary Guarantor hereby agrees that it shall become "Subsidiary Guarantor" under and for all purposes of the Credit Agreement and the Pledge Agreement with all the rights and obligations of a Subsidiary Guarantor thereunder. Without limiting the generality of the foregoing, the Additional Subsidiary Guarantor hereby:

          (i) jointly and severally with the other Subsidiary Guarantors party to the Credit Agreement guarantees to each Secured Party and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations in the same manner and to the same extent as is provided in Article III of the Credit Agreement;

          (ii) pledges and grants the security interests in all right, title and interest of the Additional Subsidiary Guarantor in all Collateral (as defined in the Pledge Agreement) now owned or hereafter acquired by the Additional Subsidiary Guarantor and whether now existing or hereafter coming into existence provided for by Article III of the Pledge Agreement as collateral security for the Secured Obligations and agrees that Annex 1 thereof shall be supplemented as provided in Appendix A hereto;

          (iii) makes the representations and warranties set forth in Article IV of the Credit Agreement and in Article II of the Pledge Agreement, to the extent relating to the Additional Subsidiary Guarantor or to the Pledged Equity evidenced by the certificates, if any, identified in Appendix A hereto; and

          (iv) submits to the jurisdiction of the courts, and waives jury trial, as provided in Sections 10.09 and 10.10 of the Credit Agreement.

     The Additional Subsidiary Guarantor hereby instructs its counsel to deliver the opinions referred to in Section 6.10(a)(iii) of the Credit Agreement to the Secured Parties.

     IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

                                       Lamar Hardy Outdoor Advertising, Inc.


                                       By: /s/ Keith A. Istre
                                           ----------------------------
                                           Keith A. Istre
                                           Vice President - Finance and
                                           Chief Financial Officer

Attested:


By: /s/ James R. McIlwain
    -------------------------------
    James R. McIlwain, Secretary

Accepted and agreed:

THE CHASE MANHATTAN BANK,
as Administrative Agent


By: /s/ William E. Rottino
    -------------------------------
Title: Vice President

The undersigned hereby respectively pledges and grants a security interest in the Pledged Equity and evidenced by the certificate listed in Appendix A hereto and agrees that Annex 1 of the above-referenced Pledge Agreement is hereby supplemented by adding thereto the information listed on Appendix A.

The Lamar Company, L.L.C., Issuee

By: Lamar Media Corp.
Its: Managing Member

By: /s/ Keith A. Istre
    ---------------------------
       Keith A. Istre
Title: Vice President-Finance

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                            ISSUER                    NO. SHARES      CERT. NO.      %
-----------------                            ------                    ----------      ---------     ---

The Lamar Company, L.L.C.                    Lamar Hardy Outdoor       100 Common      3             100
                                             Advertising, Inc.         Stock

                  SCHEDULE OF ADDITIONAL SUBSIDIARY GUARANTORS

GUARANTOR*                                                   DATE OF JOINDER AGREEMENT
----------                                                   -------------------------

Lamar G&H Outdoor Advertising, L.L.C.                        March 15, 2001

Superior Outdoor Advertising, Inc.                           January 15, 2001

Custom Leasing Realty, Inc.                                  January 15, 2001

Arkansas Outdoor Advertising Co.                             January 15, 2001

Outdoor Marketing Systems, Inc.                              January 24, 2001

Outdoor Marketing Systems, L.L.C.                            January 24, 2001

Able Outdoor, Inc.                                           January 24, 2001

* The supplements to Annex 1/Appendix A to the Joinder Agreements of each additional guarantor are set forth below in their entirety.

      SUPPLEMENT TO LAMAR G&H OUTDOOR ADVERTISING, L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                       ISSUER                         NO. UNITS       CERT. NO.      %
-----------------                       ------                         ---------       ---------     ---
Lamar Central Outdoor, Inc.             Lamar G&H Outdoor              1,000           1             100
                                        Advertising, L.L.C.

       SUPPLEMENT TO SUPERIOR OUTDOOR ADVERTISING, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.      %
-----------------                    ------                            ----------      ---------     ---
Lamar Advantage Holding              Superior Outdoor                  10,000          2             100
Company                              Advertising, Inc.                 Common
                                                                       Stock

          SUPPLEMENT TO CUSTOM LEASING & REALTY, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.      %
-----------------                    ------                            ----------      ---------     ---
Lamar Advantage Holding              Custom Leasing & Realty,          100 Common      5             100
Company                              Inc.                              Stock

     SUPPLEMENT TO ARKANSAS OUTDOOR ADVERTISING CO., INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.      %
-----------------                    ------                            ----------      ---------     ---
Lamar Advantage Holding              Arkansas Outdoor                  300 Common      3             100
Company                              Advertising Co., Inc.             Stock

         SUPPLEMENT TO OUTDOOR MARKETING SYSTEMS, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.     %
-----------------                    ------                            ----------      ---------     -
The Lamar Company, L.L.C.            Outdoor Marketing                 10,000          5             100
                                     Systems, Inc.                     Common
                                                                       Stock

        SUPPLEMENT TO OUTDOOR MARKETING SYSTEMS, L.L.C. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. UNITS       CERT. NO.      %
-----------------                    ------                            ---------       ---------     ---
Outdoor Marketing Systems,           Outdoor Marketing                 1000            1             100
 Inc.                                Systems, L.L.C.

               SUPPLEMENT TO ABLE OUTDOOR, INC. JOINDER AGREEMENT

SUPPLEMENT TO ANNEX 1

                                                 APPENDIX A TO JOINDER AGREEMENT

PLEDGOR OWNERSHIP                    ISSUER                            NO. SHARES      CERT. NO.      %
-----------------                    ------                            ----------      ---------     ---
The Lamar Company, L.L.C.            Able Outdoor, Inc.                1200            6             100
                                                                       Common
                                                                       Stock